Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans [Abstract]
Pension and Other Postretirement Benefits Disclosure
Benefit Plans

We participated in various benefit plans, including a pension plan and a 401(k) plan, sponsored by Citi during the period prior to our corporate reorganization in 2010. These plans are now either closed or no longer effective for our employees. The expense, if any, associated with the benefits earned under such plans was immaterial during 2011, 2010, and 2009.

In connection with our corporate reorganization, we established a 401(k) plan for the benefit of our employees in 2010. The expense associated with this plan was approximately $6.1 million in 2011 and approximately $3.1 million in 2010.